SUPPLEMENT DATED MAY 1, 2018
TO
PROSPECTUS DATED MAY 1, 2009

WEALTHQUEST III Group Unallocated Variable Annuity
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 23, 2018 and Monday, December 24, 2018, in the sub-section entitled "Contract Transactions" on page 24 is amended to read as follows:

Surrenders and transfers requested by you and purchase payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 23, 2018 and Monday, December 24, 2018, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program).  All other transactions will be processed on the next Valuation Date that we are open for business.

On pages 1, 14 and 34, references to the Federated Managed Volatility Fund II are amended to read that effective April 30, 2018, the Federated Managed Volatility Fund II's share class was designated as "Primary Shares".

On pages 1 10, and 36, references to the Invesco V.I. Global Health Care Fund are amended to read that effective April 26, 2018, the Invesco V.I. Global Health Care Fund's name changed to Invesco V.I. Health Care Fund.